UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, Mary McDowell notified the Board of Directors (the "Board") of TechTarget, Inc. (the "Company") of her intent to resign as the Chair of the Board and as a director, effective as of February 27, 2026. The decision of Ms. McDowell to resign from the Board was not the result of any disagreement between Ms. McDowell and the Company, its management, the Board or any committee thereof, or with respect to any matter relating to the Company’s operations, policies, or practices. The Company and the Board sincerely thank Ms. McDowell for her invaluable contributions to the Company.

In connection with Ms. McDowell's resignation, Patrick Martell, the Chief Executive of Informa Markets and Chief Operating Officer of Informa PLC, was nominated by Informa PLC, in accordance with its rights under that certain Stockholder's Agreement dated December 2, 2024 by and among the Company, Informa PLC, and Informa US Holdings Limited, and elected by the Board to serve as a director and the Chair of the Board, effective March 1, 2026.

The Company expects to enter into the Company's standard director indemnification agreement with Mr. Martell. In connection with his appointment as a director and the Chair of the Board, Mr. Patrick is not entitled to compensation under the Company’s 2026 non-employee director compensation plan.

Item 7.01 Regulation FD Disclosure.

On February 27, 2026, the Company issued a press release announcing Ms. McDowell's resignation and the appointment of Mr. Martell. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit 99.1 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release dated February 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date:	February 27, 2026	By:	/s/ Charles D. Rennick
Charles D. Rennick Vice President, General Counsel, and Corporate Secretary